History and Future Operations	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
History and Future Operations

1. History and Future Operations

NXT Energy Solutions Inc. (the "Company" or "NXT") is a publicly traded company based in Calgary, Canada.

NXT owns a proprietary technology called Stress Field Detection ("SFD®"), an airborne survey system that is used in the oil & natural gas industry to help aid in identifying areas with hydrocarbon reservoir potential. This technology was acquired from NXT's current CEO and President on December 31, 2005 following a ten year period wherein the Company controlled the technology through a series of licensing agreements (see also note 8).

For the ten year period prior to 2006 the Company had engaged in extensive activities to develop, validate and obtain industry acceptance of SFD®, including conducting SFD® surveys for oil and gas industry partners on a cost recovery basis and participating as a joint venture partner in SFD® identified exploration wells. By December 31, 2005 the Company had accumulated a deficit of approximately $47.6 million in conducting these activities.

This early period was effective in developing the technology to a stage where SFD® was both technically ready and had the required industry validation to embark on the "commercialization" phase in 2006. SFD® survey services began to be offered to clients engaged in oil and gas exploration activities with an initial focus on potential clients operating in the western Canadian sedimentary basin.

The global financial crisis of late 2008 affected a number of markets and resulted in a dramatic decline in NXT's Canadian market opportunities. This caused NXT to re-focus its sales activities towards international markets.

Despite having provided services to clients since 2006, NXT is still in the early stage of commercializing its SFD® technology. The generation of positive cash flow from operations in the future will depend largely on its ability to demonstrate the value of the SFD® survey system to a much wider client base. NXT recognizes that this early commercialization phase can last for several years and that its' financial position is currently dependent upon a limited number of client projects, on obtaining additional financing and attracting future clients.

These consolidated financial statements have been prepared on a "going concern" basis in accordance with United States generally accepted accounting principles. The going concern basis of presentation assumes that NXT will continue in operation for the foreseeable future and be able to realize its assets and discharge its liabilities and commitments in the normal course of business. There is substantial doubt about the appropriateness of the use of the going concern assumption because NXT has experienced losses and negative cash flow from operations over the past several years and has traditionally had minimal working capital. NXT recognizes that current working capital and contracts in process may not be sufficient to support the operations beyond the next twelve months without generating significant additional revenues and / or capital (see also note 17).

NXT anticipates it will be able to expand operations in order to generate both net income and cash from operations in future years with its existing business model; however, the occurrence and timing of this outcome cannot be predicted with certainty.

These consolidated financial statements do not include any adjustments to amounts and classifications of assets and liabilities or reported expenses that would be necessary should NXT be unable to raise additional capital or generate sufficient net income and cash flow from operations as required in future years in order to continue as a going concern.